Corporate Overview and First Quarter 2012 Financial Results Exhibit 99.1

The presentations made at today’s meeting contain projections or other forward-
looking statements regarding management’s expectations about the future events or the future financial performance of the Company, as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends.
We refer you to the documents the Company files from time to time with the
Securities and Exchange Commission, specifically the Company’s latest Annual
Report on Form 10-K for the year ended December 31, 2011, which was filed on
February 28, 2012, and our latest Quarterly Report on Form 10-Q. These documents contain and identify important risk factors that could cause the
Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.  All forward-looking statements included in this presentation are made only as of today’s date and the Company undertakes no obligation to update such forward-
looking statements.
Safe Harbor Disclosure

SVB’s Unique Model Strong Performance Growth Initiatives Outlook Overview 3 * * * *

A Unique Financial Services Company
Differentiated business model
• Focus on “innovation” markets
• Balance sheet lender
• Strong deposit franchise
• Diversified revenue streams
Leader
• Leading market share
• More than 600 venture firm clients
• The bank for innovation companies
Established
(1)
• 27 U.S. and seven international offices
• $20.8 billion in total assets
• $35.8 billion in total client funds
(2)
(1)  As of 3/31/12
(2)  Total client funds includes deposits and off-balance sheet client investment funds

Silicon Valley Bank

A Member of SVB Financial Group

Global Commercial Banking • Global Treasury Management • Investment Solutions • Integrated Global Platform • 409A Valuation Services

Helping Clients Access Global Markets and Opportunities

SVB Private Bank

A Member of SVB Financial Group

For Select Clients • Customized Loan Solutions and Client Experience

SVB Capital

A Member of SVB Financial Group

VC Funds Management • Domestic and Global Funds

SVB Financial Group

An Expansive Platform 5

Strong Q1 2012 Performance
Outstanding
loan growth
Continued strong
credit quality
overall
Lower non-
interest expense
Higher net interest
margin
Robust net
interest income
growth
Strong client
transaction
volumes
Continued deposit
growth
Positive conditions
in client markets
Total client funds
at all-time high *

*Total client funds includes deposits and off-balance sheet client investment funds.

Billions
$8
$6
$4
$2
$0
$7.12
$4.35
$6.80
$4.11
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Average Loans
Period-End Loans

SVB Financial Group

Growth in Average Loans of 65% Since Q1 2008
Growth Drivers
•
Resilience of innovation
sector and our clients
•
Growing pervasiveness of
technology
•
Growth initiatives:
o
U.S. domestic
o
Segmentation
o
Private Bank
o
Global
•
M&A market activity among
our clients

Software 35%
Hardware 15%
Life Sciences 12%
VC Cap Calls 16%
Wine 7%
Private Bank 10%
Other 5%

SVB Financial Group

A Diversified Loan Portfolio
Total Loan Portfolio
$7.1 Billion as of 3/31/12
Technology and Life Sciences
Portfolio Only
$4.5 Billion (62% of Total Portfolio)
Cash Flow Buyout
15%
Commercial Finance
13%
Early Stage 10%
Factoring 7%
Early-Stage Loans = $467 Million
(7% of TOTAL Loan portfolio
Note: Cleantech-related loans are reported under
hardware, software, life science and other commercial
loan categories, as applicable.

Balance Sheet
Lending
55%

$40
$30
$20
$10
$0
$21.0
$4.8
$19.1
$16.7
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
PE Deposits
PE Off-Balance Sheet Client Investment Funds

SVB Financial Group

Powerful Deposit Franchise
Organic Factors
•
Highly liquid clients
•
Clients performing well
•
New client acquisition
Other Factors
•
Safety of the balance sheet
(unlimited FDIC
insurance*)
•
Low rate environment
$35.8
$25.8
Billions
* For non-interest-bearing accounts through December 31, 2012

Millions
All-time high
$150.9
44.4%
6.27%
$90.8
3.30%
$155
$145
$135
$125
$115
$105
$95
$85
8.5%
7.5%
6.5%
5.5%
4.5%
3.5%
2.5%
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Net Interest Income
Net Interest Margin

SVB Financial Group

44% Annual Growth in Net Interest Income Since Q410 10

5%
4%
3%
2%
1%
0%
-1%
3.32%
1.57%
0.52%
-0.02%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
NPLs as % of Average Total Gross Loans
NCOs as % of Average Total Gross Loans

5%
4%
3%
2%
1%
0%
-1%
3.21%
2.28%
0.58%
0.21%
Q108
Q308
Q109
Q309
Q110
Q310
Q111
Q311
Q112
NPLs as % of Average Total Gross Loans
NCOs as % of Average Total Gross Loans

SVB Financial Group

Solid Credit Quality Through Market Cycles Our loss experience through multiple cycles suggests the diversity and resilience of innovation industries results in little concentration risk. 11

$40
$30
$20
$10
$0
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
$3.6
$2.9
$5.7
$8.1
$12.1
Letters of credit/standby LOC
Client investment fees
Credit card fees
Deposit service charges
Foreign exchange fees

SVB Financial Group

Growing “Core” Fee Income
Total  “Core”
Fee Income
$32.4m
“Core” is defined as fees for letters of credit, client investment fees, credit card fees, deposit services and foreign exchange, in aggregate. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation for more information.

Credit Cards and FX
driving growth

Growth Initiatives
UK and Europe
China
Israel
India
GLOBAL MARKETS & REACH
Growth Companies
Corporate Finance Companies
Private Bank
Client Experience
CLIENT NEEDS
Solutions
New Products & Services
Enhanced Credit Solutions
Expanded Banking Network
New Payment Solutions
PRODUCT LINES
Foundation
New Global Core Banking System
Enhanced Global Payment System
IT Backbone Upgrade
Enhanced On-line/Mobile Systems
GLOBAL PLATFORM

SVB Financial Group

Diversified Growth Across the Business 13

From startup to standout to global standard.

SVB *Accelerator*

SVB *Growth*

SVB *Corporate Finance*

SVB Financial Group

Supporting Clients At All Stages ~50% Market Share <15% Market Share < 10% Market Share 14

Outlook for 2012 Performance
(1) Change estimates are for full-year 2012 results relative to 2011 full-year results; outlook is as of April 26, 2012, and may change.
(2) “Core” is defined as fees for deposit services, letters of credit, business credit card, client investment, and foreign exchange, in aggregate.
(3) Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
Business Driver 2012 Outlook vs. 2011
(1)
Average loans Mid-twenties % growth
Average deposits Low-teens % growth
Net interest income High-teens % growth
Net interest margin Between 3.20% and 3.30%
Allowance for loan losses for total gross
performing loans/total gross performing loans
Comparable to 2011 levels of 1.23%
Net loan charge-offs 40-70 bps of average total gross loans
Non-performing loans/total gross loans Lower than 2011 levels of 0.52%
“Core”
(2)
fee income Mid-teens % growth
Non-interest expense (excluding expense
related to non-controlling interests)
(3)
High single digit % growth

* * * * * * * * * * * *****************

Appendix
1)
Financial Results 18
•
Highlights 19
•
Loans 23
•
Credit Quality 26
•
Client Liquidity 27
•
Balance Sheet 28
•
Fee income 29
•
Sensitivity Charts 32
•
Capital Ratios 34
2)
Venture Capital Markets 36
3)
Non-GAAP Reconciliations 39

Financial Results 18 Appendix * * * * * * * * * *

Quarterly Highlights: Q1 2011 – Q1 2012
Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012
Diluted Earnings Per Share $0.76 $1.50
(1)(2)
$0.86 $0.81 $0.78
Net Income Available to
Common Stockholders
$33.0M $65.8M
(1)(2)
$37.6M $35.6M $34.8M
Average Loans
Change
$5.3B
6.1%
$5.5B
4.2%
$6.0B
8.6%
$6.4B
6.5%
$6.8B
6.4%
Average Deposits
Change
$14.7B
10.3%
$15.3B
4.1%
$15.8B
3.5%
$16.5B
4.5%
$17.0B
2.7%
Net Interest Margin 2.96% 3.13% 3.13% 3.10% 3.30%
Net Interest Income  $120.3M $130.5M $135.5M $140.1M $150.9M
Non-Interest Income $90.0M $123.7M
(1)
$95.6M $73.1M $59.3M
Net Charge-Offs
(Recoveries) /Total
Average Gross Loans
(0.19%)
(3)
0.00%
(4)
(0.15%)
(5)
0.22%
(6)
0.21%
(7)
Non-Interest Expense $117.4M $121.0M
(2)
$127.5M $134.7M $132.0M
(4) Represents net charge-offs of $30K
(5) Represents net recoveries of $2.3M
(6) Represents net charge-offs of $3.5M
(7) Represents net charge-offs of $3.6M
(1) Includes gains of $0.51/share or $22.5M (net of tax) from sales of AFS securities
(2) Includes gains of $0.04/share or $1.9M (net of tax) from the early extinguishment of debt and the termination of corresponding interest rate swaps
(3) Represents net recoveries of $2.5M
19  Appendix – Financial Results (Highlights)

Annual Highlights: 2008 -2011
2008 2009 2010 2011
Diluted Earnings Per Share $2.16 $0.66 $2.24 $3.94
Net Income Available to
Common Stockholders
$73.6M $22.7M $95.0M $171.9M
Average Loans
Change
$4.6B
31.5%
$4.7B
1.4%
$4.4B
-5.6%
$5.8B
31.1%
Average Deposits
Change
$4.9B
23.6%
$8.8B
79.6%
$12.0B
36.8%
$15.6B
29.4%
Average AFS Securities $1.3B $2.3B $5.3B $9.4B
Net Interest Margin 5.72% 3.73% 3.08% 3.08%
Net Interest Income $368.6M $382.2M $418.1M $526.3M
Non-Interest Income $152.4M $97.7M $247.5M $382.3M
Net Charge-Offs (Recoveries)/
Total Average Gross Loans
0.87% 2.64% 0.77% (0.02%)
Non-Interest Expense $312.9M $343.9M $422.8M $500.6M
20  Appendix – Financial Results (Highlights)

Q1 2012 and FY 2011 Key Metrics Summary
INCOME STATEMENT Q112 2011
Earnings Per Share $0.78 $3.94
Net Income $34.8M $171.9M
Net Interest Income $150.9M $526.3M
Non-Interest Income, net of non-controlling interests
and Gains on available-for-sale securities*
$51.4M $222.7M
Non-Interest Expense, Net of non-controlling
interests and Debt Repurchase*
$129.2M $492.2M
AVERAGE BALANCE SHEET AND CLIENT FUNDS Q112 2011
Assets $20.2B $18.7B
Loans $6.8B $5.8B
AFS Securities $10.5B $9.4B
Deposits $17.0B $15.6B
Long-Term Debt $0.6B $0.8B
Client Investment Funds (off-balance sheet) $18.9B $17.7B
* Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
21  Appendix – Financial Results (Key Metrics)

CREDIT QUALITY Q112 2011
Net Charge-offs (Recoveries)/Average Total Gross
Loans (annualized)
0.21% (0.02%)
Gross Charge-offs/Average Total Gross Loans
(annualized)
0.41% 0.41%
NPLs/Total Average Gross Loans 0.58% 0.52%
Provision for Loan Losses $14.5M $6.1M
Allowance for Loan Losses/Total Gross Loans 1.41% 1.28%
Allowance for loan losses for Performing Loans/Total
Performing Loans
1.16% 1.23%
YIELDS Q112 2011
Net Interest Margin 3.30% 3.08%
Average Loan Portfolio Yield 6.47% 6.70%
Total Cost of Funds 0.17% 0.23%
Average AFS Portfolio Yield 1.87% 1.83%
AFS Portfolio Duration 2.1 years 1.8 years
22  Appendix – Financial Results (Key Metrics)
Q1 2012 and FY 2011 Key Metrics Summary

Billions
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$2.0
$1.8
$7.0
$5.8
2003
2004
2005
2006
2007
2008
2009
2010
2011
Period-end Loans, net of unearned income
Average Loans, net of unearned income

SVB Financial Group

Loans at an All-Time High 23 Appendix – Financial Results (Loans)

Software
35%
Hardware
15%
Life Sciences
12%
VC Cap Calls
16%
Wine
7%
Private Bank
10%
Other
5%

SVB Financial Group

A Diversified Loan Portfolio
Total Loan Portfolio
$7.1 Billion as of 3/31/12
Technology and Life Sciences
Portfolio Only
$4.5 Billion (62% of Total Portfolio)
Cash Flow Buyout
15%
Commercial Finance
13%
Early Stage 10%
Factoring 7%
Early-Stage Loans = $467 Million
(7% of TOTAL Loan portfolio
Note: Cleantech-related loans are reported under
hardware, software, life science and other commercial
loan categories, as applicable.
24  Appendix – Financial Results (Loans)
Balance Sheet
Lending
55%

Loans at 12/31/2000
$1.7 Billion
(Technology/Life Sciences = 54% or $931 million)

Software
40%
Hardware
8%
Life Sciences
6%
Premium Wine
7%
VC/PE
14%
Private Bank
1%
Real Estate
4%
Religious
Lending
8%
Media
2%
Other
10%

Loans at 12/31/2005
$2.8 Billion
(Technology/Life Sciences = 59% or $1.7 Billion)

Other
4%
Media
<1%
Religious
Lending
1%
Real Estate
1%
Software
29%
Hardware
21%
Life
Sciences
9%
Premium Wine
12%
VC/PE
13%
Private Bank
10%

SVB › Financial Group

Loan Portfolio Evolution Note: Cleantech-related loans are reported under hardware, software, life science and other commercial loan categories, as applicable. 25 Appendix – Financial Results (Loans)

Millions
% of Average Total Gross Loans
$120
$100
$80
$60
$40
$20
$0
9.5%
7.5%
5.5%
3.5%
1.5%
-0.5%
$101.6
3.21%
2.28%
$41.7
0.58%
0.21%
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Non-Performing Loans
Net Charge-Offs (%)
Non-Performing Loans (%)

SVB Financial Group

Credit Quality Has Remained Strong 26 Appendix – Financial Results (Credit Quality)

Billions
$40.0
$30.0
$20.0
$10.0
$0.0
$35.8
$20.8
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Q112
Period-End Total Assets
Period-End Total Client Funds*

SVB Financial Group

Strong Client Liquidity * Total client funds includes deposits and off-balance sheet client investment funds. 27 Appendix – Financial Results (Liquidity)

Assets
$20.8 Billion [1]

Other
$0.4B
Cash
$0.9B
$7.0B
Net Loans
$11.5B
AFS Securities
(Primarily
agencies)
$1.0B

Liabilities
$18.5 Billion [1]

$11.8B
Non-Interest-
Bearing Deposits
$4.9B
Interest-
Bearing
Deposits
$0.3B
Other
Liabilities
$1.5B
Borrowings

SVB Financial Group

A Highly Liquid Balance Sheet
(1) As of 03/31/12.
(2) Net of non-controlling interests, non-marketable securities were $360.2 million. Non-GAAP number. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.
Non-Marketable
Securities
(VC Investments)
(2)
28  Appendix – Financial Results (Liquidity)

Millions
$140
$120
$100
$80
$60
$40
$20
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
$12.2
$12.4
$18.7
$31.2
$43.9
Corporate finance fees
Letters of credit/standby LOC
Client investment fees
Credit card fees
Deposit service charges
Foreign exchange fees

“Core” Fee Income Is Growing
Total  “Core” Fee
Income
$118.4M
“Core” is defined as fees for letters of credit, client investment fees, credit card fees, deposit services and foreign exchange, in aggregate. Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation for more information.
Corporate Finance fees were driven by the company’s M&A unit, which was sold in 2008.
29  Appendix – Financial Results (Fee Income)

Gains (losses) on Investment Securities net of NCI and gains on Available for Sale Securities*
Millions
$40
$30
$20
$10
$0
($10)
($20)
($10.7*)
($9.6*)
$5.2*
($1.4)
($2.5)
$11.3
($5.8)
($4.6)
$16.1
$32.7
$0.5
2002*
2003*
2004*
2005
2006
2007
2008
2009
2010
2011
YTD 2012

Investment Securities Gains and Losses

30  Appendix – Financial Results (Non-Interest  Income)
* Numbers are inclusive of non-controlling interests.  Gains (losses) on securities attributable to NCI not reported for these periods. Non-GAAP measures.
Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

Millions
$40
$35
$30
$25
$20
$15
$10
$5
$0
($5)
($3)
$8
$3
$3
$22
$23
$11
($0)
$7
$37
$7
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Q112

Gains and Losses on Equity Warrants 31 31 Appendix – Financial Results (Fee Income)

Rising Rates Will Benefit Us Significantly
We expect each 25 bps increase in the Fed Funds rate to contribute approximately $4 – $7 million to Net Interest Income*
* Tax-effected; estimates are based on static balance sheet and assumptions as of 3/31/12
32  Appendix – Financial Results (Sensitivity)
Changes in
Fed Funds
Rate (basis
points)
Changes in
Net Interest
Income (tax
effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin Effect
+75 +13.7 million $0.31 +0.6% +0.12%
+100 +$21.6 million $0.49 +1.0% +0.19%
+200 +$54.1 million $1.23 +2.4% +0.47%
+300 +$89.2 million $2.02 +3.9% +0.77%

Higher Loan Balances Will Benefit Us
* Estimates are based on static balance sheet and assumptions as 3/31/12
33  Appendix –Financial Results (Sensitivity)
Growth in
Overall Loan
Balances
($$)
Changes in
Net Interest
Income (tax
effected)
Incremental
EPS Effect
Incremental
ROE Effect
Net Interest
Margin
Effect
+250 million +$9.5 million $0.22 +0.4% +0.08%
+500 million +$18.9
million
$0.44 +0.9% +0.16%
+750 million +$28.4
million
$0.66 +1.3% +0.25%
+1 billion +$37.9
million
$0.87 +1.7% +0.33%
Each $250 million increase in loan volume contributes
approximately $0.22 to EPS*

Holding Company Capital Ratios

20%
15%
10%
5%
2007
2008
2009
2010
2011
Q112
14.30%
13.54%
12.91%
8.04%
7.87%
Total risk-based capital
Tier 1 risk-based capital
Tier 1 leverage
Tangible common equity to tangible assets *
Tangible common equity to risk-weighted assets *

SVB Financial Group

We Are Well Capitalized
34  Appendix – Financial Results (Capital Ratios)
* TCE/TA and TCE/RWA are non-GAAP numbers; please refer to Non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

Bank Capital Ratios (1)
20%
15%
10%
5%
2007
2008
2009
2010
2011
Q112
12.59%
11.94%
11.16%
7.16%
6.94%
Total risk-based capital
Tier 1 risk-based capital
Tier 1 leverage
Tangible common equity to tangible assets(2)
Tangible common equity to risk-weighted assets(2)

SVB Financial Group

We Are Well Capitalized
35  Appendix – Financial Results (Capital Ratios)
(1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports.  Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases.
(2) TCE/TA and TCE/RWA are non-GAAP numbers; please refer to non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

Venture Capital Markets 36 Appendix – Venture Capital Markets * * * * * * * * * * *

Billions
No. of Transactions
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
4500
3000
1500
0
3,673
$28.4
$23.0
$9.9
429
52
2007
2008
2009
2010
2011
U.S. VC Investment
M&A $$
IPOs $$
IPOs
M&As
Investments

SVB Financial Group

Source: National Venture Capital Association 37 Appendix – Venture Capital Markets Stabilizing VC Markets

$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
1,200
1,000
800
600
400
200
0
Q108
Q208
Q308
Q408
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
U.S. VC Investment
M&A $$
IPOs $$
Investments#
IPOs#
M&A#

SVB Financial Group

Source: National Venture Capital Association 38 Appendix – Venture Capital Markets Stabilizing VC Markets Billions No. of Transactions

Non-GAAP Reconciliations 39 Appendix – Non-GAAP Reconciliations * * * * * * * * * * *

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	SVB Financial Group December 31, 2007	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	March 31, 2012
GAAP SVBFG stockholders' equity	$ 676,369	$ 991,356	$ 1,128,343	$ 1,274,350	$ 1,569,392	$ 1,639,490
Less: intangible assets	1,632	1,087	665	847	601	559
Less: goodwill	4,092	4,092	-	-	-	-
Less: preferred stock	-	221,185	-	-	-	-
Tangible common equity (TCE)	$ 670,645	$ 764,992	$ 1,127,678	$ 1,273,503	$ 1,568,791	$ 1,638,931
GAAP total assets	$ 6,692,171	$ 10,018,280	$ 12,841,399	$ 17,527,761	$ 19,968,894	$ 20,818,337
Less: intangible assets	1,632	1,087	665	847	601	559
Less: goodwill	4,092	4,092	-	-	-	-
Tangible assets (TA)	$ 6,686,447	$ 10,013,101	$ 12,840,734	$ 17,526,914	$ 19,968,293	$ 20,817,778
Risk-weighted assets (RWA)	$ 6,524,021	$ 8,220,447	$ 7,494,498	$ 9,406,677	$ 11,837,902	$ 12,102,502
Tangible common equity to tangible assets	10.03 %	7.64 %	8.78 %	7.27	7.86 %	7.87 %
Tangible common equity to risk-weighted assets	10.28	9.31	15.05	13.54	13.25	13.54

SVB Financial Group

Non-GAAP TCE/TA and TCE/RWA
Reconciliation
40  Appendix – Non-GAAP Reconciliations
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
(Consolidated)

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	Silicon Valley Bank December 31, 2007	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	March 31, 2012
GAAP Silicon Valley Bank stockholders' equity	$ 586,949	$ 695,438	$ 914,068	$ 1,074,561	$ 1,346,854	$ 1,403,570
Less: intangible assets	-	-	-	-	-	-
Tangible common equity (TCE)	$ 586,949	$ 695,438	$ 914,068	$ 1,074,561	$ 1,346,854	$ 1,403,570
GAAP total assets	$ 6,164,111	$ 9,419,440	$ 12,186,203	$ 16,268,589	$ 18,758,813	$ 19,596,848
Less: intangible assets	-	-	-	-	-	-
Tangible assets (TA)	$ 6,164,111	$ 9,419,440	$ 12,186,203	$ 16,268,589	$ 18,758,813	$ 19,596,848
Risk-weighted assets (RWA)	$ 6,310,721	$ 8,109,332	$ 7,293,332	$ 9,047,907	$ 11,467,401	$ 11,752,897
Tangible common equity to tangible assets	9.52 %	7.38 %	7.50 %	6.61 %	7.18 % %	7.16 %
Tangible common equity to risk-weighted assets	9.30	8.58	12.53	11.88	11.75	11.94

SVB Financial Group

Non-GAAP TCE/TA and TCE/RWA
Reconciliation
41  Appendix – Non-GAAP Reconciliations
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
(Bank Only)

Non-GAAP noninterest income, net of noncontrolling interests (Dollars in thousands)	Year Ended December 31 2011	Three Months Ended March 31, 2012
GAAP noninterest income	$ 382,332	$ 59,293
Less: income attributable to noncontrolling interests, including carried interest	122,336	7,918
Noninterest income, net of noncontrolling interests	259,996	51,375
Less: gains on sales of certain available-for-sale securities	37,314	-
Non-GAAP noninterest income, net of noncontrolling interests and excluding gains on sales of certain available-for-sale securities	$ 222,682	$ 51,375

SVB Financial Group

Non-GAAP Non-Interest Income Reconciliation
42  Appendix – Non-GAAP Reconciliations
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP “Core” Fee Income Reconciliation
43  Appendix – Non-GAAP Reconciliations
Year ended
(Dollars in thousands) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
GAAP noninterest income
(as reported)
$ 71,426 $ 81,393 $  107,774 $ 117,495 $ 141,206 $  220,969 $ 152,365 $   97,743 $  247,530 $ 382,332
Less: gains on investment
securities, net
(10,679) (9,614) 5,198 4,307 2,551 46,724 (14,777) (31,209) 93,360 195,034
Less: gains on derivative
instruments, net
11,815 20,200 3,428 6,750 17,949 23,935 18,505 (753) 9,522 38,681
Less: other noninterest
income
8,789 9,067 10,959 9,711 23,565 26,096 19,052 29,961 35,642 30,155
Non-GAAP core fee income
$ 61,501 $ 61,740 $    88,189 $   96,727 $   97,141 $  124,214 $ 129,585 $   99,744 $  109,006 $ 118,462

Non-GAAP “Core” Fee Income Reconciliation
44  Appendix – Non-GAAP Reconciliations
Non-GAAP Core Fee
Income Three months ended
(Dollars in thousands)
March 31,
2009
June 30,
2009
September 30,
2009
December 31,
2009
March 31,
2010
June 30,
2010
September 30,
2010
December 31,
2010
March 31,
2011
June 30,
20011
September 30,
2011
December 31,
2011
March 31,
2011
GAAP noninterest
income (as reported)
$   (5,581) $ 28,275 $    34,307 $   40,742 $   49,273 $    40,157 $   86,236 $   71,864 $    89,954 $ 123,708 $   95,611 $    73,059 $ 59,293
Less: gains on
investment securities,
net
(35,045) (6,750) 3,905 6,681 16,004 4,805 46,611 25,940 51,337 71,680 52,262 19,755 7,839
Less: gains on
derivative instruments,
net
1,814 (2,847) (1,090) 1,370 1,982 1,326 1,257 4,957 551 13,651 9,951 14,528 5,976
Less: other noninterest
income
2,782 12,799 6,249 8,131 6,063 7,463 11,381 10,735 10,264 10,012 3,108 6,771 13,078
Non-GAAP core fee
income
$   24,868 $  25,073 $    25,243 $   24,560 $   25,224 $    26,563 $   26,987 $   30,232 $    27,802 $   28,365 $   30,290 $    32,005 $ 32,400

Non-GAAP Gains (Losses) on Investment Securities Reconciliation
45  Appendix – Non-GAAP Reconciliations
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
Year ended
Three
months
ended
(Dollars in thousands) 2005 2006 2007 2008 2009 2010 2011 Q1 2012
Gains (losses) on investment
securities
$       4,307 $      2,551 $    46,724 $  (14,777) $  (31,209) $    93,360 $ 195,034 $      7,839
Less: gains (losses) on investment
securities attributable to
noncontrolling interests
5,743 5,032 35,449 (8,929) (26,638) 52,586 125,042 7,338
Gains (losses) on investments
securities, net of noncontrolling
interests
(1,436) (2,481) 11,275 (5,848) (4,571) 40,774 69,992 501
Less: gains on sales of certain
available-for-sale securities
- - - - - 24,699 37,314 -
Gains (losses) on investment
securities, net of noncontrolling
interests and gains on sales of
certain available-for-sale securities
$     (1,436) $    (2,481) $    11,275 $    (5,848) $    (4,571) $    16,075 $   32,678 $         501

Non-GAAP Non-Interest Expense Reconciliation
46  Appendix – Non-GAAP Reconciliations
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.
Year Ended Three months ended
Non-GAAP operating efficiency ratio, net of noncontrolling interests
(Dollars in thousands, except ratios)
December 31 March 31,
2011 2012
GAAP noninterest expense $               500,628 $            132,012
Less: amounts attributable to noncontrolling interests $                  11,567 2,818
Less: net gain from note repurchases and termination of
corresponding interest rate swaps $                    3,123 -
Non-GAAP noninterest expense, net of noncontrolling interests $                 492,184 $            129,194

Non-GAAP Non-Marketable Securities Reconciliation
47  Appendix – Non-GAAP Reconciliations
March 31,
2012
GAAP non-marketable securities 1,021,941 $
Less: noncontrolling interests in non-marketable securities
661,750
Non-GAAP non-marketable securities, net of noncontrolling interests
360,191 $
Non-GAAP non-marketable securities, net of noncontrolling interests
(dollars in thousands)
For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

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